PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                       STRONG INTERNATIONAL STOCK FUND II

                 Supplement to the Prospectus dated May 1, 2001


Effective May 14, 2001, Ms. Stacey Ho and Ms. Katherine Schapiro became co-managers of the Strong International Stock Fund II.

Ms. Ho has over 10 years of investment experience and is a Chartered Financial Analyst. Ms. Ho joined Strong in May 2001. From May 1997 to May 2001, Ms. Ho was a Portfolio Manager and managing director for international equity funds for Wells Capital Management Inc. From January 1995 to September 1996, Ms. Ho was a Portfolio Manager of international equity funds at Clemente Capital Management. From January 1990 to January 1995, Ms. Ho managed Japanese and U.S. equity portfolios and co-managed global asset allocation equity portfolios for Edison International. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration from the University of California in 1988.

Ms. Schapiro has over 15 years of investment experience and is a Chartered Financial Analyst. Ms. Schapiro joined Strong in May 2001. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. From November 1988 to June 1992, Ms. Schapiro was a Portfolio Manager at Newport Pacific Management/Tyndall International Management. From December 1985 to November 1988, Ms. Schapiro was a Portfolio Manager at Thornton Management Ltd. From July 1981 to December 1985, Ms. Schapiro was an analyst and Portfolio Manager at First Interstate Investment Services. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.


             The date of this Prospectus Supplement is May 25, 2001.